UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2020 (August 6, 2020)

VISTAS MEDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39433	85-0588009
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Wall Street, 8th Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 859-3525

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	VMACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	VMAC	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	VMACW	The Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On August 11, 2020, Vistas Media Acquisition Company Inc. (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share, and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A common stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-239819) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 10, 2020, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated August 6, 2020, by and between the Company and I-Bankers Securities, Inc., as representative of the several underwriters (the “Representative”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated August 6, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 6, 2020 (the “Letter Agreement”), by and among the Company, Vistas Media Sponsor, LLC and each of the initial stockholders of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 6, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 6, 2020, by and among the Company, Vistas Media Sponsor, LLC and the other holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Warrants Purchase Agreement, dated August 6, 2020, by and between the Company and Vistas Media Sponsor, LLC (the “Private Placement Warrants Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●

A Private Placement Units Purchase Agreement, dated August 6, 2020, by and between the Company and Vistas Media Sponsor, LLC (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●

A Private Placement Units Purchase Agreement, dated August 6, 2020, by and between the Company and the Representative (the “Representative Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated August 6, 2020, by and between the Company and Vistas Media Sponsor, LLC, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated August 6, 2020, by and between the Company and the Representative, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

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Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 548,610 warrants (the “Private Placement Warrants”) to Vistas Media Sponsor, LLC at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $548,610. The Private Placement Warrants are identical to the Warrants sold in the IPO, except that the Private Placement Warrants, so long as they are held by Vistas Media Sponsor, LLC or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A common stock issuable upon exercise of such Private Placement Warrants), subject to certain limited exceptions, be transferred, assigned or sold by such holders until 30 days after the completion of the Company’s initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on August 6, 2020, Marc Iyeki, Klaas Baks, Benjamin Waisbren and Abhinav Somani (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Board has determined that the Directors are independent directors within the meaning of applicable SEC and Nasdaq rules. Effective August 6, 2020, Mr. Iyeki, Mr. Waisbren and Dr. Baks were appointed to the Board’s Audit Committee, with Dr. Baks serving as chair of the Audit Committee. Effective August 6, 2020, Mr. Iyeki and Mr. Waisbren were also appointed to the Board’s Compensation Committee, with Mr. Iyeki serving as chair of the Compensation Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Abhayanand Singh, Mr. Waisbren and Mr. Somani and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Saurabh Gupta and Mr. Iyeki and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of F. Jacob Cherian and Dr. Baks and will expire at the Company’s third annual meeting of stockholders.

On August 6, 2020, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.7 to the Registration Statement. In addition, in August 2020, Vistas Media Sponsor, LLC, the Company’s sponsor, transferred 250,000 shares of Class B common stock of the Company to Mr. Cherian, 28,000 shares of Class B common stock to Mr. Waisbren and 18,000 of Class B common stock to each of Mr. Iyeki and Dr. Baks.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.7 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On August 6, 2020, in connection with the IPO, the Company adopted its Second Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $100,000,000 of the proceeds from the IPO and the sale of the Private Placement Units were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A common stock included in the Units sold in the IPO (“public shares”) properly submitted in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of the Company’s obligation to redeem 100% of the public shares if the Company does not complete its initial business combination within 12 months  (or up to 18 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the public shares if the Company is unable to complete an initial business combination within 12 months (or up to 18 months if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) from the closing of the IPO, subject to applicable law.

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On August 7, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 7, 2020, the Company issued a press release announcing the commencement of trading of the Class A common stock on Nasdaq, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On August 11, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 6, 2020, by and between the Company and I-Bankers Securities, Inc., as representative of the several underwriters.
3.1	Second Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated August 6, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated August 6, 2020, by and among the Company, Vistas Media Sponsor, LLC and each of the initial stockholders of the Company.
10.2	Investment Management Trust Agreement, dated August 6, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated August 6, 2020, by and among the Company, Vistas Media Sponsor, LLC and the other holders party thereto.
10.4	Private Placement Warrants Purchase Agreement, August 6, 2020, by and between the Company and Vistas Media Sponsor, LLC.
10.5	Private Placement Units Purchase Agreement, dated August 6, 2020, by and between the Company and Vistas Media Sponsor, LLC.
10.6	Private Placement Units Purchase Agreement, dated August 6, 2020, by and between the Company and the Representative.
10.7	Administrative Services Agreement, dated August 6, 2020, by and between the Company and Vistas Media Sponsor, LLC.
10.8	Business Combination Marketing Agreement, dated August 6, 2020, by and between the Company and the Representative.
99.1	Press Release, dated August 7, 2020.
99.2	Press Release, dated August 7, 2020.
99.3	Press Release, dated August 11, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTAS MEDIA ACQUISITION COMPANY INC.

	By:	/s/ F. Jacob Cherian
Name: F. Jacob Cherian
Title: Chief Executive Officer and Secretary

Dated: August 12, 2020

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